Accounts payable (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2020 CNY (¥)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 CNY (¥)
Accounts payable
Payable related to new home transaction business	¥ 5,467,302		¥ 3,528,331
Payable for advertising fees	635,715		365,379
Payable for internet service fees	135,389		80,064
Payable for leasehold improvements	204,139		59,107
Others	152,301		179,824
Total	¥ 6,594,846	$ 1,010,704	¥ 4,212,705